Exhibit 10.1

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITY NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

AEGIS IDENTITY SOFTWARE, INC.

9% PROMISSORY NOTE

$500,000.00	January 14, 2016

FOR VALUE RECEIVED, Aegis Identity Software, Inc., a Delaware corporation (the “Company”), promises to pay to the order of Code Rebel Corporation and its successors and assigns (the “Holder”), the principal sum of Five Hundred Thousand Dollars ($500,000.00), in accordance with the terms hereof, and to pay interest on the principal sum outstanding, at the rate of nine percent (9%) per annum, compounded annually.  Accrual of interest on the outstanding principal amount shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been paid or otherwise discharged.  This Note is unsecured.  The Company hereby acknowledges receipt of such principal sum.

The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1.           Principal Repayment.

(a)           This Note and any accrued interest hereunder will become due and payable in accordance with the terms hereof upon the earlier of (i) the consummation of any initial public offering (an “IPO”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), (ii) the closing of a Business Combination, (iii) the date that there is a breach by or on behalf of the Company of the provisions entitled “Exclusivity” of that certain Confidential Letter of Intent between the Company and the initial Holder of this Note dated as of even date of this Note (the “Letter Agreement”); and (iv) June 30, 2016 (such earlier date, the “Maturity Date”), provided that the Maturity Date shall not be earlier than June 30, 2016 if there is a breach by or on behalf of the initial Holder of this Note of the provisions entitled “Exclusivity” of the Letter Agreement.

(b)           For the purposes of this Note, the following terms shall have the respective meanings provided in this Section 1(b):

(i)              “Business Combination” shall mean the: (A) merger of the Company with any Person in which the stockholders of the Company (if considered a group) immediately prior to such transaction do not continue to control, directly or indirectly, more than 50% of the voting securities of the surviving Person in such transaction and have a right to at least more than 50% of the aggregate economic rights of distributions or dividends to holders of securities of such surviving Person and any Person that Controls such surviving Person; (B) the sale of all or substantially all of the assets of the Company, including any sale by license, contract or similar arrangement, in one or a series of related transactions; (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of common stock of the Company are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of its common stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

(ii)              “Control” shall mean power and authority of a specified Person to controls the business and affairs of any other specified Person.

(iii)              “Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

2.           Interest.  The holders of the Notes are entitled to receive interest at an annual interest rate of nine percent (9%), compounded annually, of the outstanding principal amount of this Note; provided, however, that during any Event of Default (as defined below) under this Note the interest rate shall increase to 15% per annum, compounded annually.  Interest on the outstanding principal balance of this Note shall be computed on the basis of the actual number of days elapsed and a 365-day year. The interest shall accrue until the date on which all of the obligations of this Note have been paid in full.  All accrued interest on the outstanding balance of this Note shall be paid on the Maturity Date.

3.           [intentionally omitted].

4.           [intentionally omitted].

5.           Affirmative and Negative Covenants of the Company. The Company hereby covenants to the Holder as follows:

(a)           Event of Default.  Within five (5) business days of any officer of the Company obtaining knowledge of any Event of Default (as defined in Section 6 hereof), if such Event of Default is then continuing, the Company shall furnish to the Holder a certificate of the chief financial or accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

(b)           Performance.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

(c)           Use of Proceeds.  The proceeds of the loan represented by this Note shall be used by the Company only for the payment of normal recurring operating expenses that are incurred by the Company in connection with its ordinary course of business, consistent with past practices.  The Company has provided the Holder with a true and reasonably complete schedule of the anticipated initial uses of the proceeds of the loan represented by this Note and shall provide Holder with a true and complete schedule that summarizes in reasonable detail the cash expenditures or payments made by the Company or any accrual of cash expenditures or payments, which such schedule shall be certified as true and complete by the Chief Accounting or Chief Financial Officer of the Company in all material respects on a monthly basis within five (5) business days after the end of each month or as otherwise reasonably requested by Holder.

6.           Events of Default.  This Note shall become immediately due and payable at the option of the Holder, upon any one or more of the following events or occurrences (“Events of Default”):

(a)           if any portion of this Note is not paid when due;

(b)           if the Company defaults in the observance or performance of any other material term, agreement, covenant or condition of this Note or of the binding provisions of the Letter Agreement, and the Company fails to remedy such default within fifteen (15) days after the date of such default, or, if such default is of such a nature that it cannot with due diligence be cured within said fifteen (15) day period, if the Company fails, within said fifteen (15) days, to commence all steps necessary to cure such default, and fail to complete such cure within forty five (45) days after the end of such fifteen (15) day period; provided, that any breach by or on behalf of the Company of the provisions entitled “Exclusivity” of the Letter Agreement shall immediately be an Event of Default.

(c)           if (i) any final judgment for the payment of money is rendered against the Company and the Company does not discharge the same or cause it to be discharged or vacated within ninety (90) days from the entry thereof, or does not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and does not secure a stay of execution pending such appeal within ninety (90)  days after the entry thereof or (ii) there is an acceleration of the obligations by any of the holders of the any existing or other indebtedness for borrowed money of the Company and either (A) the Company does not satisfy such obligations or stay such acceleration within ten (10) days or (B) any such holder initiates legal action to exercise its remedies with respect to any such indebtedness;

(d)           if the Company makes an assignment for the benefit of creditors or if the Company generally does not pay its debts as they become due;

(e)           if a receiver, liquidator or trustee of the Company is appointed or if the Company is adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in, by the Company or if any proceeding for the dissolution or liquidation of the Company is instituted; however, if such appointment, adjudication, petition or proceeding is involuntary and is not consented to by the Company, upon the same not being discharged, stayed or dismissed within sixty (60) days; or

(f)           there is an event of default under any indebtedness for borrowed money which continues after the applicable cure or grace period, unless the Company satisfies such obligations within ten (10) days or any holder of such indebtedness initiates legal action to exercise its remedies with respect to any such indebtedness.

7.           Usury.  In no event shall the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law.  Any excess amount of deemed interest shall be null and void and shall not interfere with or affect the Company’s obligation to repay the principal of and interest on the Note.

8.           Mutilated, Destroyed, Lost or Stolen Notes.  In case this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note.  In the case of a mutilated or defaced Note, the Holder shall surrender such Note to the Company.  In the case of any destroyed, lost or stolen Note, the Holder shall furnish to the Company: (a) evidence to its satisfaction of the destruction, loss or theft of such Note and (b) such security or indemnity as may be reasonably required by the Company to hold the Company harmless.

9.           Waiver of Demand, Presentment, etc.

(a)           The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

(b)           No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

10.           Payment.

(a)           Except as otherwise provided for herein, all payments with respect to this Note shall be made in lawful currency of the United States of America by check or wire transfer of immediately available funds, at the option of the Holder, at the principal office of the Holder or such other place or places or designated accounts as may be reasonably specified by the Holder of this Note in a written notice to the Company at least one (1) business day prior to payment.  Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

(b)           This Note may be prepaid in full, but not in part, without payment of additional fee or penalty.

11.           Assignment.  The rights and obligations of the Company of this Note shall be binding upon, its successors or assigns.

12.           Waiver and Amendment.  Any provision of this Note, including, without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

13.           Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or delivered by facsimile transmission or .pdf, to the Company at the address or facsimile number set forth on the signature page hereof or to the Holder at its address or facsimile number set forth in the records of the Company.  Any party hereto may by notice so given change its address for future notice hereunder.  Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered or, if notice is given by facsimile transmission, when delivered with confirmation of receipt.

14.           Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)           THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b)           THE COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK OR UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE.  THE COMPANY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  THE COMPANY FURTHER AGREES THAT SERVICE OF PROCESS UPON IT MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE COMPANY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT THE HOLDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  THE COMPANY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(c)           THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE.

15.           Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

16.           Headings.  Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

17.           Costs of Collection.  The Company shall pay all attorney fees, and all other fees and disbursements of the Holder that are incurred to enforce the terms and conditions of this Note or to defend any action by Holder or any of its affiliates asserted by or on behalf of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

AEGIS IDENTITY SOFTWARE, INC.

By:  /s/ Ralph Armigjo
        Name: Ralph Armigjo
        Title: Executive Chairman of the Board

Address for Notices:

750 West Hampden Avenue, Suite 500
Englewood, Colorado 80110
Attn:  Robert Lamvik, President